SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                              January 12, 2001
              Date of Report (Date of earliest event reported)

                           US AIRWAYS GROUP, INC.
                      (Commission file number: 1-8444)

                                    and

                              US AIRWAYS, INC.
                      (Commission file number: 1-8442)

        (Exact names of registrants as specified in their charters)


         Delaware                      US Airways Group, Inc. 54-1194634
 (State of incorporation               US Airways, Inc. 53-0218143
  of both registrants)                 (I.R.S. Employer Identification Nos.)


                           US Airways Group, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-7000
            (Registrant's telephone number, including area code)


                              US Airways, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-7000
            (Registrant's telephone number, including area code)




Item 5.  Other Events.

               A copy of the press release issued on the date herewith by US Airways Group, Inc., relating to the European Commission's approval of the proposed merger between US Airways Group, Inc. ("US Airways") and Yellow Jacket Acquisition Corp. (a wholly-owned subsidiary of UAL Corporation, "Yellow Jacket"), pursuant to the May 23, 2000 Agreement and Plan of Merger between and among US Airways, UAL Corporation and Yellow Jacket, as amended, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

        (c)    The following exhibit is filed with this report:

        (99.1) Press release of US Airways Group, Inc., dated January 12, 2001.


                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    US AIRWAYS GROUP, INC. (REGISTRANT)


Date: January 12, 2001              By: /s/ Anita P. Beier
                                        ----------------------------------
                                    Name:  Anita P. Beier
                                    Title: Vice President and Controller
                                           (Chief Accounting Officer)


                                    US AIRWAYS, INC. (REGISTRANT)


Date: January 12, 2001              By: /s/ Anita P. Beier
                                        ----------------------------------
                                    Name:  Anita P. Beier
                                    Title: Vice President and Controller
                                           (Chief Accounting Officer)



                               EXHIBIT INDEX

(99.1)   Press release of US Airways Group, Inc., dated January 12, 2001.